SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) August 19, 1996

                                THE PANTRY, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      33-72574               56-1574463
(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
   of incorporation)                                    Identification Number)

                1801 Douglas Drive, Sanford, North Carolina 27330
                    (Address of principal executive offices)

                                 (919) 774-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

        As previously reported by The Pantry, Inc. (the "Company"), pursuant to a current report on Form 8-K filed on December 14, 1995, on November 30, 1995, the Company entered into certain stock purchase and related agreements with FS Equity Partners III, L.P., a Delaware limited partnership ("FSEP III"), FS Equity Partners International, L.P., a Delaware limited partnership ("FSEP International") (collectively with FSEP III the "FS Group"), Chase Manhattan Capital Corporation ("Chase"), Montrose Value Fund Limited Partnership ("MVF"), beneficially owned by W. Clay Hamner ("Hamner"), Chairman of the Company's Board of Directors, and Wayne M. Rogers ("Rogers"), a member of the Company's Board of Directors, and Montrose Financial No. 6 Limited Partnership (Pantry) ("MF No. 6") (collectively with MVF the "Montrose Group"), beneficially owned by Hamner, as a result of which the FS Group and Chase acquired 39.9% and 12%, respectively, of the Company's capital stock, and the Montrose Group retained 48.1% of the Company's capital stock (the "Initial Transaction"). On November 30 and December 1, 1995, the FS Group, Chase, the Company, and the Montrose Group entered into related agreements, which called for the FS Group and Chase to acquire substantially all of the remaining shares of the Company's stock held by the Montrose Group, subject to certain conditions, prior to May 1, 1996 (the "Subsequent Transaction").

        In March, 1996, each of the FS Group and Chase advised the Montrose Group, that they believed, among other things, that all the conditions to the Subsequent Transaction had not been met and that each of the FS Group and Chase was therefore relieved of its obligations to proceed with the purchase contemplated thereby. In April, 1996, the Montrose Group brought suit against the FS Group, certain related entities, and Chase seeking to require their performance of the Subsequent Transaction (the "Litigation"). In the Litigation, the Company was named a nominal defendant. All of these matters have been more fully reported in the Company's above-referenced current report dated December 14, 1995, and its 10-K dated December 21, 1995, 10-Q dated May 10, 1996 and 10-Q dated August 12, 1996.

        On July 16, 1996, the Montrose Group, Hamner and Rogers and the FS Group, certain related entities, Chase and the Company entered into a Settlement Agreement which resolved these disputes. The terms of the Settlement Agreement were more fully reported in the Company's current report on Form 8-K dated July 18, 1996.

        On August 19, 1996, the parties to the Settlement Agreement closed the transactions (the "Closing") contemplated by the Settlement Agreement. At the
Closing: (i) the FS Group and Chase purchased all the Montrose Group's remaining capital stock in the Company; (ii) Hamner and Rogers resigned from the Company's Board of Directors; and (iii) Hamner's employment agreement with the Company, which extended to December 31, 2000, terminated in exchange for a payment of $750,000 and Hamner's agreement, subject to certain exceptions, not to compete with the Company for a period of three years. Pursuant to the Settlement Agreement, as a result of the consummation of the transactions at the Closing, the parties, including the Company, exchanged mutual releases and dismissed with prejudice the Litigation.

        As a result of the transactions described above, the Company's Board of Directors presently has two vacancies and the position of Chairman of the Board, previously occupied by Mr. Hamner, is not occupied.

        The following table shows (i) the shares acquired by the FS Group and Chase at the Closing; (ii) the aggregate purchase price paid by the FS Group and Chase for shares acquired at the Closing; (iii) the total number of shares of Common Stock and Preferred Stock held by the FS Group, Chase and its affiliates following the Closing; and (iv) the percentage of voting securities (Common Stock only) now beneficially owned by the FS Group and Chase and its affiliates:


=================================================================================================================================

                                                       Aggregate Purchase Price
                            Shares Acquired at          of Shares Acquired at        Share Ownership Totals      % of Voting
                                Closing                       Closing                  Following Closing          Securities
                                                                                                                 (Common only)
Entity                     Common        Preferred      Common        Preferred      Common        Preferred        Owned
- ---------------------------------------------------------------------------------------------------------------------------------
FSEP III                   40,582       9,252.620        $6,169,224    $9,253,754    84,331       19,227.392           73.96
- ---------------------------------------------------------------------------------------------------------------------------------
FSEP International          1,630         371.716            247,000       370,582    3,382          771.172             2.97
- ---------------------------------------------------------------------------------------------------------------------------------
Chase and Affiliates       12,616       1,917.632          1,917,632     2,876,448   26,316        5,041.232           23.07
=================================================================================================================================


        The source of funds used by the FS Group and Chase to acquire the Common Stock and the Preferred Stock was, in each case, capital funds. The Company is not aware of any arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(c)            Exhibits.

Exhibit No.           Description of Exhibit

10.1 Settlement Agreement dated as of July 16, 1996 among the Montrose Group, Hamner and Rogers, the FS Group, Chase and the Company incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 1996

                                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE PANTRY, INC.

Date:  August 30, 1996                     /s/ Mark C. King
                                           ----------------
                                           Mark C. King
                                           Senior Vice President
                                           Chief Financial Officer and Secretary